CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

FORM  N-CSRS

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320

Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2026

Date of reporting period: January 1, 2026 – June 30, 2026

ITEM 1. HIGHLIGHTS FROM THE 2026 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos, general articles, and a listing of deceased original shareholders.

The 53rd Annual Meeting of Shareholders is at Cape Fox in Ketchikan, Alaska, scheduled on Saturday, November 7, 2026. Registration will take place from 11:00am to Noon in the Shaa Hit Room. The Shareholder meeting will be from 1:00pm to 3:00pm. The primary items of business are the approval of the Corporation’s independent public accountants and the election of directors.

Directors who are up for re-election this year are Ramona Hamar, Jeane Breinig, and Marie K. Miller. The Board recommends re-election of all three members.

Your ballot and proxy statement will be mailed in October of this year. If you cannot attend the Annual Meeting in Ketchikan, it is very important that you MAIL YOUR BALLOT IN. We ask that you vote “discretionary” on management’s ballot. We urge you to come to the Annual Meeting of Shareholders. Attendance at the shareholder meetings helps to maintain good communication and understanding of current and future events.

A dinner to commemorate Kavilco’s 53 years will be held at Cape Fox, Shaa Hit Room in Ketchikan: Saturday, November 7, 2026 for shareholders, their family, and their guests. Doors will open at 5:30pm. There is no charge for dinner.

A raffle and auction benefiting the Kasaan Haida Heritage Foundation will be held during dinner. If you have any items to donate or would like to volunteer to help at the auction, please contact Janelle Hyatt at Janelle.Hyatt@kavilco.com.

PRESIDENT’S 2026 REPORT

In Kasaan …..

Ha’waa, thank you for the honor of serving as your President. We are fortunate to call this beautiful place — Kasaan—home. Blessings to our ancestors and relatives whose vision created KAVILCO for us and future generations.

In Southeast Alaska, a long cold spring gave way to beautiful summer days where we maintain our ancestors’ rich traditions. This year brought Grindall seaweed gathering, Karta Bay sockeye harvesting and processing, and ongoing fishing and gathering of salmon, halibut, crab, clams, cockles, and beach greens. The salmonberries were late this year and showed at the end of July, the same time as huckleberries, with first signs of the thimbleberries, salad berries, and blueberries right behind. The Organized Village of Kasaan (OVK) continues to provide cultural arts opportunities, including learning and practicing our traditions such as skin sewing, basketry, carving, beading, storytelling, and language learning — to name just a few. It is a rich, full life in Kasaan, and I hope many of you can come home to visit or to stay.

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Below is a summary of Kasaan activities:

Board Meeting Kasaan July 2026

The Annual Board Retreat was held July 9–12 at OVK’s Totem Trail Café. The Board inspected progress on the Náay I’waans/Chief Son-I-Hat’s Whale House Maintenance Plan, including cleaning around the poles, removing moss and debris, adding rock beds, power washing and treating Naay Iwaans/Whale House roof, clearing drainage areas, and oiling the doors. Next steps include carefully trimming small branches from the poles, not a simple task because of uncertainty about pole integrity, and a wrong move could significantly damage or destroy the poles.

The Board also met with OVK to discuss shared priorities, including the cancelled Kasaan Allen Marine Tours and OVK’s search for new tour opportunities. Tours help support OVK revenue and Náay I’waans Totem Park maintenance. OVK also reported that Gray Bunkhouse restoration funding request with bids of $350,000 and $500,000, have been submitted. The visit concluded with a co-hosted community dinner featuring halibut, salmon, crab, and homemade desserts, and we enjoyed great food and great company.

Trees and Carbon Credits

Last year’s proposal to fund a tree inventory — a necessary step for either timber sales or carbon credits — was not awarded, but we continue to pursue forestry opportunities, including a possible NRCS (Natural Resources Conservation Services) proposal for future thinning work in 2027-2028. Our new forestry consultant, Brian Kleinhenz, completed preliminary assessments in selected areas including Kasaan Island, Hundred Thousand Creek, Paul Bight, Smith Cove, and the Polk/McKenzie area. He found many trees still 40-50 years from maturity.

Because the carbon market is currently changing, now is not the right time for potential sales, but we will continue monitoring both market conditions and forest readiness. I believe, at some point, the market conditions and our trees will converge in beneficial financial outcome.

The Watchman Pole is housed in the Totem Trail Café, since March 2025, when it was raised and dedicated to Lee St’aast Breinig by Mike Jones, OVK Tribal President.

 Ha’waa,

/s/ Jeane Breinig

Jeane Breinig, President

CHIEF FINANCIAL OFFICER’S 2026 REPORT

The following discussion on the economy and financial markets relates to the first half of 2026.

Economy

Inflation remains the big worry for the Federal Reserve. The Personal Consumption Expenditures (PCE) Price index rose sharply in May. Specifically, the PCE and core PCE, which exclude the more volatile food and energy components, jumped 4.1% and 3.4%, respectively in the 12-month period ended May 31st. The PCE is the primary indicator the Fed uses to determine the extent and source of inflation and it’s above their target rate of 2%.

The central bank may well take a more aggressive stance on raising rates to control inflation, a scenario that most did not envision with the selection of Mr. Warsh Federal Reserve Chairman. If this comes to fruition there will be a major correction/bear market in the stock market. The Wall Street consensus is that any Fed action will probably happen as soon as this fall.

Another issue impacting inflation, which is defined as too much money chasing too few goods and services. This played a part in the high inflation created by the prior administration that flooded the economy with trillions of dollars for various government programs. However, it is the debt that has accumulated over the years that will be highly inflationary.

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The housing market, a major driver in the domestic economy, is in the doldrums with the 30-year mortgage rates rising to 6.4% from 6% in February. This has resulted in a 3.9% drop in home sales.

Foreign and domestic investors have been backing away from the U.S. Treasury bond market. They see the situation as unsustainable, creating deep concern. This has special relevance when you consider government debt is held by foreign investors, especially Japan and China. So far, more than 200 central banks have cut back on their bond investments this year. If this continues, it could result in a big financial crisis.

Stock Market

The stock market remains bullish driven, primarily by speculators buying like mad and borrowing to do so, creating the mania stage. Everyone wants in, and this has created an all-time high in Margin Debt (buying stock on credit collateralized by a speculators portfolio). Margin works both ways. It propels stocks higher during upswings, but it also causes massive selling during corrections (speculators forced to sell because the collateralized stock has dropped in value).

Historically, rapid surges in Margin Debt have preceded major bear markets. It happened before the dot.com collapse in 2000 and ahead of the financial crisis in 2007.

Based on nine different valuation measures, the stock market is still very expensive. Going back to the turn of the 20th century, the stock market is still more overvalued than it was in 1929, prior to the Great Crash. The only time the market was more expensive was in 2000, just before the dot.com bubble burst. So, this alone tells us the stock market is near a major high, the upside is limited, and a steep bear market decline could follow.

Portfolio

Given the foregoing, the stock market is screaming caution. However, Kavilco’s portfolio is made up of dividend paying equities because there is no alternative to offset the loss of revenue from the T-Bill strategy that was employed in the past and had a 5.4% interest rate (any companies with +5% yield usually have financial problems). Over the last 8 months, equity purchases have had yields in the 4% range. Accordingly, there has been a steady erosion in income.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

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Financial Statements (Unaudited) June 30, 2026

The unaudited financial statements for the six months ending June 30, 2026 are included in this report.

The audited financial statements dated December 31, 2025, were posted at www.kavilco.com on February 26, 2026, and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders by contacting Kavilco’s Corporate Office Manager at info@kavilco.com.

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KAVILCO INCORPORATED

STATEMENT OF ASSETS AND LIABILITIES
For the Six Months Ended June 30, 2026

ASSETS
Investments in securities, at fair value (cost $33,661,737)	$38,468,317
Real estate, at cost	1,054,089
Cash and cash equivalents	342,068
Premises and equipment, net	40,986
Software, net	2,346
Interest receivable	4,482
Dividend receivable	61,686
Prepaid expenses and other assets	145,578
Total assets	$40,119,552
LIABILITIES
Accounts payable and accrued expenses	$117,416
Dividends payable	354,492
Lease liability	105,612
Total liabilities	577,520
NET ASSETS	$39,542,032
Net assets consist of:
Distributable earnings	$8,462,838
Net contributed capital	31,079,194
Total net assets	$39,542,032
Net asset value per share of Class A and Class B common
stock ($39,542,032 divided by 12,000 shares outstanding)	$3,295

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KAVILCO INCORPORATED

SCHEDULE OF INVESTMENTS
June 30, 2026

INVESTMENTS IN SECURITIES	Principal Amount or Shares	Fair Value

U.S. Common Stock 78.7%
American Depository Receipts - 0.4%
Invesco Limited	6,300	$166,257
Total American Depository Receipts		166,257

Consumer Discretionary - 2.5%
Comcast Corporation Class A	12,500	306,875
Genuine Parts Co.	2,700	318,546
Stanley Black & Decker, Inc.	4,000	376,480
Total Consumer Discretionary		1,001,901

Consumer Staples - 2.1%
Clorox Co	3,000	286,320
Kimberly Clark Income Corporation	5,000	548,850
Total Consumer Staples		835,170

Energy - 1.7%
Chevron Corporation	550	91,168
Hess Midstream LP Class A	7,700	289,520
Kinder Morgan, Inc.	8,919	285,140
Total Energy		665,828

Financials 28.1%
Alexandria Real Estate Equities, Inc.	7,000	369,950
American Homes 4 Rent Class A REIT	9,000	301,680
American Tower Corporation	1,000	163,570
Avalonbay Communities, Inc.	1,200	226,428
Blackstone, Inc.	8,250	970,777
Crown Castle, Inc. REIT	4,200	318,066
Cubesmart	8,400	334,068
Diversified Healthcare Trust	6,400	59,520
Equity Residential Properties Trust	4,600	312,478
Hospitality Properties Trust	11,400	19,266
HCP, Inc.	60,250	1,289,350
Huntington Bancshares, Inc.	24,000	425,520
Iron Mountain, Inc.	3,600	454,716
Kimco Realty Corp REIT	13,000	329,550
Lamar Advertising Company	2,750	428,945
Mid America Apartment Communities, Inc.	1,600	222,304
Prologis, Inc.	3,577	484,576
Prudential Financial, Inc.	4,000	431,720
Public Storage, Inc.	300	95,493
Realty Income Corp.	17,053	1,056,604
Stag Industrial Inc.	14,410	548,445
T Rowe Price Group, Inc.	8,100	920,889
Truist Financial Corp.	14,480	721,394
First Bank System, Inc.	2,000	120,800
Vici Properties, Inc.	13,300	353,115
Vornado Realty Trust	3,290	129,297
Total Financials		$11,088,521

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KAVILCO INCORPORATED

SCHEDULE OF INVESTMENTS (continued)
June 30, 2026

	Principal Amount or Shares	Fair Value
Health Care - 3.8%
Bristol Myers Squibb Co.	9,400	$541,628
GE Healthcare Technologies, Inc.	1,022	65,418
Pfizer, Inc.	36,900	888,552
Solventum Corp.	260	20,059
Total Health Care		1,515,657

Industrials - 1.4%
Alaska Air Group Inc.	360	18,792
United Parcel Service - CL B	4,800	516,000
Total Industrials		534,792

Information Technology - 3.1%
Block, Inc. - CL A	220	16,720
Constellation Energy Corp.	2,166	537,970
Paychex, Inc.	6,925	680,935
Paypal Holdings, Inc.	200	8,636
Total Information Technology		1,244,261

Master Limited Partnerships - 4.9%
Energy Transfer Partners LP	16,160	308,979
Enterprise Products Partners LP	10,000	367,600
MPLX, LP	10,300	580,199
Plains All American Pipeline LP	26,500	589,890
Sunoco LP	1,240	83,700
Total Master Limited Partnerships		1,930,368

Materials - 0.2%
Dow, Inc.	3,125	85,500
Total Materials		85,500

Telecommunication Services - 4.9%
AT & T, Inc.	21,570	446,499
Lumen Technologies, Inc.	5,900	45,312
Verizon Communications	30,040	1,271,894
Warner Brothers Discovery, Inc.	7,153	190,699
Total Telecommunication Services		$1,954,404

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KAVILCO INCORPORATED

SCHEDULE OF INVESTMENTS (continued)
June 30, 2026

	Principal Amount or Shares	Fair Value

Utilities 25.6%
Alliant Energy Corp.	11,900	$907,851
American Electric Power, Inc.	6,240	853,694
Avista Corporation	200	8,182
Dominion Energy, Inc.	9,500	648,755
Edison International Company	3,400	253,130
Eversource Energy	14,281	1,032,088
NextEra Energy, Inc.	10,680	937,384
Oneok, Inc.	9,300	808,542
Portland General Electric Co.	14,600	756,718
Public Service Enterprise Group, Inc.	8,000	649,280
Southern Company	14,730	1,409,808
UGI Corp.	4,611	159,264
WEC Energy Group, Inc.	6,840	798,707
Xcel Energy, Inc.	10,770	864,831
Total Utilities		10,088,234
Total U.S. Common Stock (Cost $25,912,393)		31,110,893

Exchange Traded Funds - 14.1%
Equity Gold Trust	700	257,866
iShares iBoxx $ High Yield Corporate Bond ETF	7,500	599,775
iShares iBoxx $ Investment Corporate Bond ETF	7,200	785,304
iShares 1-3 Year Treasury Bond	2,200	180,642
iShares Silver Trust	2,800	149,716
iShares Trust 5-10 year Investment Grade Corporate Bond ETF	12,900	685,893
State Street SPDR Portfolio Short Term Corporate Bond ETF	9,000	270,090
State Street SPDR Bloomberg High Yield Bond ETF	8,000	770,960
Vaneck Vectors Gold Miners ETF	2,700	203,715
Vanguard Emerging Markets Government Bond ETF	4,500	302,580
Vanguard Intermediate-term Corporate Bond ETF	12,304	1,016,926
Vanguard Short-term Corporate Bond ETF	4,300	339,829
Total Exchange Traded Funds (Cost $5,955,213)		5,563,296

Money Market Fund - 4.5%
Principal Deposit Sweep Program 2.05% yield		1,794,128
Total Money Market Fund (Cost $1,794,128)		1,794,128

Other Net Assets - 2.7%
Total Other Net Assets (Cost $1,073,715)		1,073,715
TOTAL NET ASSETS (Cost $34,735,452)		$39,542,032

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KAVILCO INCORPORATED

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2026

Investment Income
Dividends	$601,029
Interest	107,416
Total investment income	708,445
Expenses
Salaries and benefits	231,340
Directors' compensation and expenses	134,765
Insurance	49,965
Office and equipment leases	42,644
General and administrative	39,119
Professional fees	47,789
Custodian	2,148
Total expenses	547,770
Net investment income	160,675
Realized Gain and Unrealized Appreciation on Investments
Net realized gain on investments	18,666
Net change in unrealized appreciation on investments	843,648
Total realized gain and unrealized appreciation on investments	862,314
Net operating income	1,022,989
Other Income and Expense, net	186,726
Net increase in net assets resulting from operations	$1,209,715

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KAVILCO INCORPORATED

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2026 and 2025

	2026	2025
Increase in Net Assets from Operations
Net investment income	$160,675	$232,806
Net realized gain on investments	18,666	98,251
Net change in unrealized appreciation on investments	843,648	599,023
Other income and expense, net	186,726	96,860

Net increase in net assets resulting from operations	1,209,715	1,026,940
Dividends and Distributions to Shareholders	(432,000)	(156,000)
Total increase in net assets	777,715	870,940
Net Assets
Beginning of year	38,764,317	45,196,205
End of Year (includes undistributed ordinary income
of $3,656,258 and $3,718,760, respectively)	$39,542,032	$46,067,145

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KAVILCO INCORPORATED

FINANCIAL HIGHLIGHTS
For The Six Months Ended June 30, 2026 and 2025 and The Years Ended December 2025 to 2021
Per share operating performance (for a share of Class A and Class B capital stock outstanding):

	Six Months Ended		Years Ended
	June 30, 2026	June 30, 2025	2025	2024	2023	2022	2021
Net asset value, beginning of year	$3,230	$3,766	$3,766	$3,561	$3,551	$3,924	$3,355
Income from investment and real estate
Net investment income	13	20	34	47	45	38	35
Net realized and unrealized appreciation (depreciation)
on investments and real estate	72	58	(504)	233	17	(341)	613
Net other income	16	8	12	12	23	12	13
Net increase (decrease) in net assets resulting from operations	101	86	(458)	292	85	(291)	661
Less dividends and distributions	(36)	(13)	(78)	(87)	(75)	(82)	(92)
Net asset value, end of year	$3,295	$3,839	$3,230	$3,766	$3,561	$3,551	$3,924
Total return	3.07%	2.24%	(14.18)%	7.75%	2.39%	8.19%	16.85%
Supplemental Data:
Net assets, end of period (in thousands)	$39,542	$46,067	$38,764	$45,196	$42,729	$42,610	$47,090
Ratio to average net assets
Expenses	1.40%	1.13%	2.53%	2.44%	2.47%	2.21%	2.18%
Net investment income	0.41%	0.51%	0.96%	1.29%	1.26%	1.00%	0.96%
Portfolio turnover rate	0.25%	0.00%	16.70%	0.00%	0.70%	2.66%	3.28%

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NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Kavilco Incorporated ("the Fund") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Fund was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Fund began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Fund is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Fund's investment decisions are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect certain reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements.

The following summarizes the significant accounting policies of the Fund:

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Fund considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Fund has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recognized on an accrual basis and includes interest earned on cash balances, money market funds, and other short-term investments. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the Statement of Operations.

Federal Income Taxes

The Fund files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Fund.

The Fund records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of June 30, 2026.

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Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each Board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Fund pays for the medical insurance and out-of-pocket expenses of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity Securities (Common Stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange Traded Funds (ETFs)

The fair value of ETFs is determined based on quoted market prices in active markets at the close of trading on the measurement date. Accordingly, the Fund classifies its ETF investments within Level 1 of the fair value hierarchy.

Money Market Funds

Fair value of money market funds is determined using quoted market prices and are categorized in Level 1 of the fair value hierarchy.

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The following table presents information about the Fund's investments in securities measured at fair value as of June 30, 2026:

	Level 1	Level 2	Level 3	Balance
Investments in Securities
U.S. Common Stock	$31,110,893			$31,110,893
Exchange Traded Funds	5,563,296			5,563,296
Money Market Fund	1,794,128			1,794,128
	$38,468,317	$—	$—	$38,468,317

For the six months ended June 30, 2026, there were no realized gains (losses), cost, or purchases, proceeds from sales, or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At June 30, 2026, the Fund owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2026, there is no commercially viable timber on real estate, and the Fund has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

Effective December 31, 2025, Kavilco changed its accounting for the land and timber from the fair value method under ASC Topic 946 to the historical cost model under ASC Topic 360, Property, Plant and Equipment, resulting in a write-down of the real estate during the year ended December 31, 2025. The real estate, which was recorded at its fair value as of the transition date of $8,100,000, was written down to its historical cost of $1,054,089, resulting in an unrealized loss of $7,045,911 during the year ended December 31, 2025. Subsequent to the change in accounting, real estate is carried at cost and is not depreciated. The Fund evaluates real estate for impairment in accordance with ASC 360 when events or changes in circumstances indicate that the carrying amount may not be recoverable.

Note 5. Trading Risk

In the normal course of business, the Fund enters into financial transactions involving instruments where there is a risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Fund's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Fund's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Fund's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Fund seeks to control such credit risk by maintaining deposits with only high-quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

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Catastrophe – Force Majeure Risk

The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemics, such as COVID-19, acts of terrorism and other catastrophes) could adversely affect the values recorded in the Fund's financial statements.

Note 6. Investment Transactions

Purchases of investment securities (common stock and exchange traded funds) aggregated $15,945,234 for the six months ended June 30, 2026, and sales of investment securities (consisting of common stock) aggregated $68,722 for the six months ended June 30, 2026.

The U.S. federal income tax basis of the Fund's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $7,022,202 and $2,215,620, respectively, as of June 30, 2026.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2026:

Building	$217,803
Furniture, fixtures, and equipment	28,981
246,784
Less accumulated depreciation	(205,798)
$40,986

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 3 to 15 years. Depreciation expenses was $2,403 for the six months ended June 30, 2026.

Note 8. Software

The Fund has capitalized costs associated with the purchase of software for internal use. These costs are amortized over their estimated useful lives, estimated at 5 years. Amortization expense is included in general and administrative expense.

At June 30, 2026, capitalized software costs are $2,995 and accumulated amortization is $649, for a net carrying cost of $2,346. Amortization expense for the six months ended June 30, 2026, was $300.

Note 9. Lease Obligation

The Fund leases office space under a non-cancellable operating lease agreement, which terminates September 30, 2028. Pursuant to the lease agreement, the Fund paid a lease deposit of $3,528 which will be credited to last month's rent. The discount rate for the office lease is 1.76% and cash paid for rent in 2025 was $43,737. The right of use asset amounting to $100,374 at June 30, 2026, is included in prepaid expenses and other assets. The lease liability at June 30, 2026, is $105,612, of which the current portion is $44,010 and the non-current portion is $61,602. Future minimum lease commitments under this non-cancelable operating lease are as follows:

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2026	$22,611
2027	46,113
2028	39,171
$107,895
Imputed interest	$(2,283)
Lease liability	$105,612

Rent expense for the six months ended June 30, 2026, was $26,050.

Note 10. Net Assets

Upon organization of the Fund, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Fund pursuant to ANCSA. The Fund utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid, or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Fund's capital structure is as follows:

Common stock:

Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 10,278.53 shares

Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 1,721.47 shares

Note 11. Dividends and Distributions to Shareholders

On March 6, 2026, a distribution of $36.00 per share was declared. The dividend was paid on March 18, 2026, to shareholders of record on March 6, 2026.

The tax character of dividends and distributions paid during the six months ended June 30, 2026, and the years ended December 31, 2025, and 2024, were as follows:

	June 30, 2026	2025	2024
Dividends and distributions paid from:
Ordinary income	$413,334	$27,168	$647,050
Long-term capital gain	18,666	908,832	252,950
	$432,000	$936,000	$900,000

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As of June 30, 2026, and the years ended December 31, 2025, and 2024, the components of distributable earnings on a tax basis were as follows:

	June 30, 2026	2025	2024
Undistributed ordinary income	$3,656,258	$3,722,191	$3,446,843
Net unrealized appreciation (depreciation) on:
Investments	4,806,580	3,962,932	3,624,257
Real estate	—	(7,045,911)	7,045,911
	$8,462,838	$639,212	$14,117,011

Note 12. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 13. Pension Plan

Employees of the Fund are covered by a defined contribution pension plan. The Fund contributes 20% of each participant's compensation to the plan. The Fund's contributions during the six months ended June 30, 2026, totaled $29,047.

Note 14. Investment Income

During the six months ended June 30, 2026, investment income consists of dividends from securities and exchange traded funds of $601,029, and interest income from cash and cash equivalents of $107,416.

Note 15. Other Income and Expense

The Fund earned income of $175,920 for the six months ended June 30, 2026, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $10,806 of lease and rental income for the six months ended June 30, 2026.

Officers & Directors

Jeane Breinig, President

Marie K. Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Ramona Hamar, Director

Kenneth Gordon, Director

Melanie Young, Director

Frederick O. Olsen, Jr., Director

Eleanor Hadden, Director

Janelle Hyatt, Director

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Distributions to Shareholders

1980	Initial distribution	$3,000,000	1999	Dividend	$2,027,167
1981	Debenture	1,200,000	2000	Dividend	1,811,000
1981	Alaska Native Fund	283,282	2001	Dividend	1,932,000
1982	Debenture	1,200,000	2002	Dividend	1,764,000
1983	Alaska Native Fund	69,940	2003	Dividend	1,650,000
1983	Debenture	1,200,000	2004	Dividend	1,215,000
1984	Debenture	1,200,000	2005	Dividend	1,009,200
1984	Dividend	120,000	2006	Dividend	1,065,000
1985	Debenture	1,200,000	2007	Dividend	1,188,001
1986	Dividend	120,000	2008	Dividend	1,140,000
1986	Debenture	1,200,000	2009	Dividend	1,236,000
1987	Debenture	1,200,000	2010	Dividend	1,032,000
1987	Property Dividend	236,066	2011	Dividend	1,080,000
1987	Dividend	120,000	2012	Dividend	1,085,899
1988	Debenture	1,200,000	2013	Dividend	1,369,200
1989	Debenture	1,200,000	2014	Dividend	1,239,240
1989	Dividend	240,000	2015	Dividend	1,284,000
1990	Debenture	1,200,000	2016	Dividend	1,260,000
1990	Dividend	600,000	2017	Dividend	1,200,000
1991	Dividend	1,080,000	2018	Dividend	972,000
1992	Dividend	960,000	2019	Dividend	1,356,000
1993	Dividend	1,214,400	2020	Dividend	1,056,000
1994	Dividend	1,248,300	2021	Dividend	1,104,001
1995	Dividend	1,728,000	2022	Dividend	984,000
1996	Dividend	1,927,000	2023	Dividend	900,000
1997	Dividend	1,992,000	2024	Dividend	1,047,600
1998	Dividend	1,956,003	2025	Dividend	936,000
			2026	Dividend	432,000
			TOTAL DISTRIBUTIONS		$63,270,299

			PER 120 ORIGINAL SHAREHOLDERS		$527,252

ITEM 2. CODE OF ETHICS

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund is registered under the Investment Company Act of 1940 and is subject to the reporting requirements of the Sarbanes-Oxley Act of 2002.

The Fund does not have a separately designated audit committee. The entire Board of Directors performs the functions that would otherwise be performed by an audit committee.

The Fund does not have an “audit committee financial expert,” as defined under Item 3 of Form N-CSR. The Board believes that the members of the Board collectively possess sufficient financial and accounting knowledge and experience to fulfill the Board’s oversight responsibilities.

The Board periodically evaluates its governance structure and may consider establishing a separate audit committee or designating an audit committee financial expert in the future as it deems appropriate.

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ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth fees billed to the Fund for the fiscal years ended December 31, 2025 and December 31, 2024, by the Fund’s principal accountant, Fortune CPA:

	2025	2024
Audit Fees (a)	$35,020	$35,020
Audit-Related Fees (b)	$0	$0
Tax Fees (c)	$2,500	$2,500

(a) Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees
Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under Audit Fees.

(c) Tax Fees
Tax fees consist of fees billed for professional services for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Fund does not have a separately designated audit committee. The full Board of Directors performs the functions of an audit committee and is responsible for the pre-approval of all audit and permissible non-audit services provided by the Fund’s principal accountant. All services described above were pre-approved by the Board.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Kavilco is a registered closed-end management investment company under the Investment Company Act of 1940, and accordingly is not subject to the Securities Act of 1933.

ITEM 6. SCHEDULE OF INVESTMENTS

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES

The Fund does not vote proxies on behalf of its shareholders. Shareholders retain the right to vote their own proxies with respect to any securities they hold directly.

Because the Fund does not vote proxies, it has not adopted proxy voting policies and procedures and does not maintain proxy voting records pursuant to Rule 30b1-4 under the Investment Company Act of 1940.

Information regarding proxy voting is available without charge, upon request, by calling 1-800-786-9574, on the Fund’s website at www.kavilco.com, and on the U.S. Securities and Exchange Commission website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

This disclosure requirement is not applicable to registrant.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

The Alaska Native Claims Settlement Act (ANCSA), which is the Fund’s primary regulating authority, places numerous restrictions on the Fund’s stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were voted on by shareholders during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the fourth fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

This item is not applicable to Kavilco Incorporated as it does not lend securities.

ITEM 13. EXHIBITS

The following exhibits are attached to this Form N-CSR:

13 (a) (1) Certification of President

13 (a) (2) Certification of Chief Financial Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By: /s/Jeane Breinig
Jeane Breinig, President

Date: August 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Scott Burns
Scott Burns, Chief Financial Officer

Date: August 25, 2026

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